UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[  ]           Preliminary Proxy Statement
[  ]           Definitive Proxy Statement
[x]           Definitive Additional Materials
[  ]           Soliciting Material Pursuant to Section 240.14a-12

     Managed Duration Investment Grade Municipal Fund
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]           No fee required.
[ ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)           Title of each class of securities to which transaction applies:
2)           Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)           Proposed maximum aggregate value of transaction:
5)           Total fee paid:
[ ]           Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
2)           Form, Schedule or Registration Statement No.:
3)           Filing Party:
4)           Date Filed:

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below
at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNEDAND DATED.

GUGGENHEIM FUNDS

		For	Withhold
1.	Election of Trustee:

	Class I Nominee, to serve until the 2014 Annual Meeting of	☐	☐
Shareholders:

01) Ronald A. Nyberg

2.	Any other business that may properly come before the Meeting.

The persons named as proxies are authorized to vote in their discretion on any other business that may properly come before the meeting.

PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID ENVELOPE.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Statement is available at www.proxyvote.com.

<XXXXX>2

     Solicited by the Board of Trustees
Managed Duration Investment Grade Municipal Fund

Proxy in Connection with the Annual Meeting of Shareholders
October 26, 2011

PREFERRED

The undersigned holder of preferred shares of Managed Duration Investment Grade Municipal Fund (the “Fund”) hereby appoints Kevin M. Robinson and Elizabeth H. Hudson, and each of them, as attorneys and proxies for the undersigned, with full power of substitution in each, to represent the undersigned and to vote on behalf of the undersigned all preferred shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at Guggenheim Funds Distributors, Inc., 2455 Corporate West Drive, Lisle, IL on Wednesday, October 26, 2011 at 11:30 a.m., Central Daylight Time, and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS TRUSTEE.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.